Quarterly Report
March 31, 2020
MFS®  Technology Portfolio
MFS® Variable Insurance Trust II

Portfolio of Investments
3/31/20 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.5%
Aerospace – 2.0%
CACI International, Inc., “A” (a)	1,085	$229,098
L3Harris Technologies, Inc.	3,283	591,334
Northrop Grumman Corp.	1,099	332,502
		$1,152,934
Biotechnology – 0.5%
Illumina, Inc. (a)	1,154	$315,180
Brokerage & Asset Managers – 1.3%
NASDAQ, Inc.	4,499	$427,180
Tradeweb Markets, Inc.	7,189	302,226
		$729,406
Business Services – 14.3%
Clarivate Analytics PLC (a)	22,648	$469,946
Endava PLC, ADR (a)	13,195	463,936
Equifax, Inc.	2,693	321,679
Fidelity National Information Services, Inc.	11,567	1,407,010
Fiserv, Inc. (a)	19,803	1,881,087
Global Payments, Inc.	12,315	1,776,193
PayPal Holdings, Inc. (a)	12,399	1,187,080
TransUnion	5,571	368,689
Verisk Analytics, Inc., “A”	2,686	374,375
		$8,249,995
Cable TV – 0.9%
Charter Communications, Inc., “A” (a)	1,238	$540,152
Computer Software – 21.8%
Adobe Systems, Inc. (a)	7,485	$2,382,027
Autodesk, Inc. (a)	2,861	446,602
Black Knight, Inc. (a)	5,800	336,748
Blue Prism Group PLC (a)(l)	19,743	275,881
DocuSign, Inc. (a)	4,800	443,520
Everbridge, Inc. (a)	988	105,084
Microsoft Corp.	33,423	5,271,141
Rakus Co. Ltd.	23,700	349,765
RingCentral, Inc. (a)	3,740	792,543
Salesforce.com, Inc. (a)	13,131	1,890,601
Zendesk, Inc. (a)	4,670	298,927
		$12,592,839
Computer Software - Systems – 10.2%
Apple, Inc.	6,708	$1,705,777
Constellation Software, Inc.	640	581,662
Descartes Systems Group, Inc. (a)	8,541	293,804
EPAM Systems, Inc. (a)	2,417	448,740
HubSpot, Inc. (a)	4,033	537,155
OneConnect Financial Technology, ADR (a)	11,886	120,643
Q2 Holdings, Inc. (a)	4,395	259,569
ServiceNow, Inc. (a)	3,413	978,098
Shopify, Inc. (a)	195	81,301
Square, Inc., “A” (a)	8,853	463,720
Wix.com Ltd. (a)	3,433	346,115
Workday, Inc. (a)	570	74,225
		$5,890,809

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 4.0%
Applied Materials, Inc.	7,441	$340,947
Marvell Technology Group Ltd.	20,815	471,043
Microchip Technology, Inc.	2,556	173,297
NVIDIA Corp.	3,537	932,353
NXP Semiconductors N.V.	2,796	231,872
Silicon Laboratories, Inc. (a)	1,729	147,674
		$2,297,186
Internet – 13.6%
Alibaba Group Holding Ltd., ADR (a)	2,850	$554,268
Alphabet, Inc., “A” (a)	3,016	3,504,441
Facebook, Inc., “A” (a)	19,417	3,238,756
GoDaddy, Inc. (a)	962	54,940
NetEase.com, Inc., ADR	287	92,116
Tencent Holdings Ltd.	9,200	448,606
		$7,893,127
Leisure & Toys – 3.2%
Activision Blizzard, Inc.	14,234	$846,638
Electronic Arts, Inc. (a)	9,997	1,001,400
		$1,848,038
Medical & Health Technology & Services – 0.2%
Guardant Health, Inc. (a)	2,055	$143,028
Medical Equipment – 0.7%
Bio-Techne Corp.	2,110	$400,098
Other Banks & Diversified Financials – 9.2%
Mastercard, Inc., “A”	9,882	$2,387,096
PAE, Inc. (a)	22,381	145,253
Visa, Inc., “A”	17,170	2,766,430
		$5,298,779
Printing & Publishing – 1.3%
IHS Markit Ltd.	6,427	$385,620
Wolters Kluwer N.V.	5,167	367,372
		$752,992
Specialty Stores – 12.3%
Amazon.com, Inc. (a)(s)	3,393	$6,615,400
Chewy, Inc., “A” (a)	12,529	469,712
		$7,085,112
Total Common Stocks		$55,189,675
Investment Companies (h) – 3.5%
Money Market Funds – 3.5%
MFS Institutional Money Market Portfolio, 1.28% (v)	2,012,721	$2,013,124

Other Assets, Less Liabilities – 1.0%		581,559
Net Assets – 100.0%		$57,784,358
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,013,124 and $55,189,675, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

Portfolio of Investments (unaudited) – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At March 31, 2020, the fund had cash collateral of $516,782 and other liquid securities with an aggregate value of $77,989 to cover any collateral or margin obligations for securities sold short.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/20 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$50,512,388	$—	$—	$50,512,388
China	767,027	448,606	—	1,215,633
United Kingdom	1,209,763	—	—	1,209,763
Canada	956,767	—	—	956,767
Netherlands	231,872	367,372	—	599,244
Japan	—	349,765	—	349,765
Israel	346,115	—	—	346,115
Mutual Funds	2,013,124	—	—	2,013,124
Total	$56,037,056	$1,165,743	$—	$57,202,799
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Securities Lending Collateral
At March 31, 2020, the value of securities loaned was $138,128. These loans were collateralized by U.S. Treasury Obligations (held by the lending agent) of $139,238.
(3) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$263,828	$9,259,287	$7,510,186	$79	$116	$2,013,124
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,740	$—
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.